EXHIBIT 99.2

08 June 2007

BNP PARIBAS	COUNTRYWIDE HOME LOANS, INC.
JENNIFER SANDEFUR
BFI-LSI-CMO-BACK OFFICE SWAPS	Managing Director And Treasurer CHL, Inc.
ACI:CSB04A1	4500 PARK GRANADA
75450 PARIS CEDEX 09	MSN CH-43
FRANCE	CALABASAS
CALIFORNIA 91302
FAX: +33 1 42 98 67 04	UNITED STATES

RATE SWAP TRANSACTION CONFIRMATION
BETWEEN COUNTRYWIDE HOME LOANS, INC. AND BNP PARIBAS

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).  In this Confirmation, “Party A” means BNP Paribas and “Party B” means Countrywide Home Loans, Inc.

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.  Terms capitalized but not defined herein shall have the meanings attributed to them in the pooling and servicing agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”) among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee.  In the event of any inconsistency between the 2000 Definitions, the PSA and this Confirmation, this Confirmation will govern for the purposes of the Transaction.

This Confirmation will constitute a Confirmation that supplements, forms a part of, and is subject to, the ISDA Master Agreement dated as of 28 May 1996, as amended and supplemented from time to time, between Party A and Party B (the “Agreement”).  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

2.	TRADE DETAILS
Our Reference:	2442755
Trade Date:	01 June 2007.
Effective Date:	08 June 2007.
Termination Date:
25 April 2015, subject to adjustment in accordance with the Following Business Day Convention; provided, however, that for the purpose of determining the final Fixed Rate Payer Period End Date, Termination Date shall be subject to no adjustment.

Notional Amount:
With respect to each Calculation Period, the lesser of (i) the Notional Amount as set forth in Appendix attached hereto and (ii) the aggregate Principal Balance of the Reference Assets on or about the 15th calendar day of each month, commencing in the month of June 2007.

Reference Assets:
CWABS, Inc. Asset-Backed Certificates, Series 2007-9, Class 1-A (Cusip: 12670FAA8), Class 2-A-1 (Cusip: 12670FAB6), Class 2-A-2 (Cusip: 12670FAC4), Class 2-A-3 (Cusip: 12670FAD2), Class 2-A-4 (Cusip: 12670FAE0), Class M-1 (Cusip:  12670FAF7), Class M-2 (Cusip: 12670FAG5), Class M-3 (Cusip: 12670FAH3), Class M-4 (Cusip: 12670FAJ9), Class M-5 (Cusip: 12670FAK6), Class M-6 (Cusip: 12670FAL4), Class M-7 (Cusip: 12670FAM2), Class M-8 (Cusip: 12670FAN0), Class M-9 (Cusip: 12670FAP5) and Class B (Cusip: 12670FAQ3).

Principal Balance:
As reported on Bloomberg Financial Services, Inc. (“Bloomberg”): by entering the Cusip, <Mtge>, type “pdi4”, <Go>`. If Bloomberg fails to publish the aggregate Principal Balance of the Reference Assets or the parties fail to agree on the aggregate Principal Balance of the Reference Assets for any Calculation Period, the aggregate Principal Balance of the Reference Assets shall be determined by the Calculation Agent pursuant to the Pooling and Servicing Agreement.

Calculation Agent:	Party A

Upfront Amount:
Upfront Amount:	Party B will pay USD 3,925,000 to Party A on June 8, 2007.
Fixed Amounts:
Fixed Rate Payer:	Party B.

Fixed Rate Payer Period End Date(s):	The 25th of each month in each year from (and including) 25 June 2007 to (and including) the Termination Date, subject to no adjustment.
Fixed Rate Payer Payment Date(s):	The 25th of each month in each year from (and including) 25 June 2007 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate:	5.30% per annum.

Fixed Rate Day Count Fraction:	30/360.

Floating Amounts:
Floating Rate Payer:	Party A.
Floating Rate Payer Period End Date(s):	The 25th of each month in each year from (and including) 25 June 2007 to (and including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Date(s):	Early Payment shall be applicable. For each Calculation Period, the Floating Rate Payer Payment Date shall be the first Business Day prior to the related Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA.
Spread	Inapplicable.
Floating Rate Day Count Fraction:	Actual/360.
Designated Maturity:	1 Month.
Compounding:	Inapplicable.
Reset Dates:	The first day of each Calculation Period.
Business Days for Both Parties:	New York.
3.	ACCOUNT DETAILS
Payments to Party A:	BNP PARIBAS NEW YORK, NEW YORK Swift Code: BNPAUS3NXXX A/C 00200-194093-001-36 Favor: BNP PARIBAS Swift Code: BNPAFRPP Attn: Swaps and Derivatives Back Office
Payments to Party B:	As per Party B’s standard settlement instructions.
4.	ADDITIONAL TERMS
Netting:
Notwithstanding anything to the contrary in Section 2(c) of the Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date.  For avoidance of doubt, any payments pursuant to Section 6(e) of the Agreement in respect of this Transaction only shall not be subject to netting with any other payment obligations of the parties under the Agreement.

Assignment:	Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this confirmation enclosed for that purpose and returning it to us or by sending to us a letter or fax substantially similar to this letter, which letter or fax sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms.

Yours sincerely,

BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS

For and on behalf of BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS	For and on behalf of BNP PARIBAS SECURITIES CORP., ON BEHALF OF BNP PARIBAS
/s/ Kerri Nuccio Name: Kerry Nuccio Title: Authorized Signatory Date: BNP Paribas Securities Corp.	Name: Title: Date:
For and on behalf of COUNTRYWIDE HOME LOANS, INC.
/s/ Ellen Coleman Name: Ellen Coleman Title: Executive Vice President Date:

APPENDIX OF THE CONFIRMATION NO. 2442755

Period Start Date	Period End Date	Notional Amount
6/08/2007	6/25/2007	1,182,600,000
6/25/2007	7/25/2007	1,175,935,059
7/25/2007	8/25/2007	1,169,270,119
8/25/2007	9/25/2007	1,162,605,178
9/25/2007	10/25/2007	1,155,940,237
10/25/2007	11/25/2007	1,149,275,296
11/25/2007	12/25/2007	1,136,584,242
12/25/2007	1/25/2008	1,123,410,860
1/25/2008	2/25/2008	1,108,949,758
2/25/2008	3/25/2008	1,093,234,038
3/25/2008	4/25/2008	1,076,300,692
4/25/2008	5/25/2008	1,058,198,084
5/25/2008	6/25/2008	1,030,228,391
6/25/2008	7/25/2008	1,009,746,409
7/25/2008	8/25/2008	990,216,704
8/25/2008	9/25/2008	970,290,235
9/25/2008	10/25/2008	949,995,423
10/25/2008	11/25/2008	929,362,170
11/25/2008	12/25/2008	896,467,282
12/25/2008	1/25/2009	875,161,585
1/25/2009	2/25/2009	854,465,378
2/25/2009	3/25/2009	835,480,175
3/25/2009	4/25/2009	816,866,619
4/25/2009	5/25/2009	798,661,713
5/25/2009	6/25/2009	768,332,522
6/25/2009	7/25/2009	749,660,432
7/25/2009	8/25/2009	731,695,314
8/25/2009	9/25/2009	715,759,379
9/25/2009	10/25/2009	700,196,341
10/25/2009	11/25/2009	684,997,675
11/25/2009	12/25/2009	281,780,868
12/25/2009	1/25/2010	278,263,931
1/25/2010	2/25/2010	275,372,017
2/25/2010	3/25/2010	272,646,463
3/25/2010	4/25/2010	269,438,242
4/25/2010	5/25/2010	266,135,156
5/25/2010	6/25/2010	262,488,034
6/25/2010	7/25/2010	259,049,066
7/25/2010	8/25/2010	255,736,145
8/25/2010	9/25/2010	252,650,610
9/25/2010	10/25/2010	249,898,865
10/25/2010	11/25/2010	247,128,288
11/25/2010	12/25/2010	244,549,595
12/25/2010	1/25/2011	241,830,195
1/25/2011	2/25/2011	239,517,310
2/25/2011	3/25/2011	237,292,426
3/25/2011	4/25/2011	234,717,100
4/25/2011	5/25/2011	232,179,152
5/25/2011	6/25/2011	229,663,323
6/25/2011	7/25/2011	227,249,052
7/25/2011	8/25/2011	224,851,468
8/25/2011	9/25/2011	222,556,404
9/25/2011	10/25/2011	220,452,597
10/25/2011	11/25/2011	218,295,193
11/25/2011	12/25/2011	216,297,500
12/25/2011	1/25/2012	214,206,452
1/25/2012	2/25/2012	212,441,344
2/25/2012	3/25/2012	210,751,276
3/25/2012	4/25/2012	208,819,286
4/25/2012	5/25/2012	206,799,660
5/25/2012	6/25/2012	204,022,221
6/25/2012	7/25/2012	201,422,500
7/25/2012	8/25/2012	198,992,515
8/25/2012	9/25/2012	196,796,541
9/25/2012	10/25/2012	194,897,613
10/25/2012	11/25/2012	192,787,550
11/25/2012	12/25/2012	190,871,792
12/25/2012	1/25/2013	188,944,184
1/25/2013	2/25/2013	187,305,639
2/25/2013	3/25/2013	185,721,043
3/25/2013	4/25/2013	183,892,121
4/25/2013	5/25/2013	182,088,031
5/25/2013	6/25/2013	180,279,182
6/25/2013	7/25/2013	178,523,230
7/25/2013	8/25/2013	176,762,404
8/25/2013	9/25/2013	175,052,665
9/25/2013	10/25/2013	173,461,853
10/25/2013	11/25/2013	171,810,810
11/25/2013	12/25/2013	170,258,983
12/25/2013	1/25/2014	168,618,389
1/25/2014	2/25/2014	167,210,061
2/25/2014	3/25/2014	165,846,048
3/25/2014	4/25/2014	164,275,256
04/25/2014	05/25/2014	162,724,032
05/25/2014	06/25/2014	161,167,451
06/25/2014	07/25/2014	159,654,343
07/25/2014	08/25/2014	158,135,951
08/25/2014	09/25/2014	156,659,864
09/25/2014	10/25/2014	155,283,379
10/25/2014	11/25/2014	153,854,809
11/25/2014	12/25/2014	152,509,318
12/25/2014	01/25/2015	151,087,566
01/25/2015	02/25/2015	149,862,043
02/25/2015	03/25/2015	148,673,351
03/25/2015	04/25/2015	147,307,796

[Rest of Page Left Intentionally Blank]